UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2019

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HKRS	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 1.03                                           Bankruptcy or Receivership.

Chapter 11 Filing

On August 7, 2019, Halcón Resources Corporation (the “Company”) and all of its subsidiaries (collectively, with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).  The Chapter 11 Cases were filed in order to effect the Debtors’ previously disclosed prepackaged plan of reorganization (the “Plan”).

The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption In re Halcón Resources Corporation, et al. The Debtors will continue to operate their businesses and manage their properties as debtors in possession during the Chapter 11 Cases. To ensure their ability to continue operating in the ordinary course of business, the Debtors have filed with the Bankruptcy Court motions seeking a variety of “first-day” relief, including authority to obtain debtor-in-possession financing. Subject to the approval of the Bankruptcy Court, the Plan is expected to be consummated within approximately 60 days.

A summary of the key features of the Plan was included in Item 1.01 of the Company’s Current Report on Form 8-K filed on August 5, 2019. That summary does not purport to be complete and is qualified in its entirety by reference to (1) the Plan, a copy of which is filed as Exhibit 2.1 to this Current Report, and (2) the Disclosure Statement for the Joint Prepackaged Chapter 11 Plan of Halcón Resources Corporation and Its Affiliated Debtors, dated August 2, 2019, a copy of which is filed as Exhibit 2.2 to this Current Report.

Information about the Chapter 11 Cases is available on the Company’s website, or on the website of the Company’s claims and noticing agent, Kurtzman Carson Consultants LLC at (http://www.kccllc.net/halcon).

Item 2.04.                                              Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The commencement of the Chapter 11 Cases constituted an event of default or termination event, and caused the automatic and immediate acceleration of all debt outstanding under or in respect of a number of instruments and agreements relating to direct financial obligations of the Debtors (the “Accelerated Direct Financial Obligations”). The material Accelerated Direct Financial Obligations include:

•                  Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 7, 2017, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and certain other financial institutions party thereto as lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).

•                  Indenture, dated as of February 16, 2017, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee, relating to the Company’s 6.75% Senior Unsecured Notes due 2025.

•                  First Supplemental Indenture dated as of July 24, 2017, by and among the Company, the parties named therein as subsidiary guarantors, and U.S. Bank National Association, as trustee, relating to the Company’s 6.75% Senior Unsecured Notes due 2025.

•                  Second Supplemental Indenture dated as of October 9, 2017, by and among the Company, the parties named therein as subsidiary guarantors, and U.S. Bank National Association, as trustee, relating to the Company’s 6.75% Senior Unsecured Notes due 2025.

Item 7.01                                           Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K, is a copy of the Company’s press release, dated August 7, 2019, announcing its filing of the Chapter 11 Cases.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 be deemed incorporated by reference into any filing under the Securities Act of 1933 (as amended, the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to purchase any equity securities of the Company, including any new shares of common stock, warrants, or rights to be offered in any rights offering or any other securities.

Certain statements and information included herein may constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. Forward-looking statements are based on current beliefs and expectations and involve certain assumptions or estimates that involve various risks and uncertainties that could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to the ability to confirm and consummate the plan in accordance with the terms of the previously announced Restructuring Support Agreement (“RSA”) filed with the Securities Exchange Commission (“SEC”) on August 5, 2019; risks attendant to the bankruptcy process, including the effects thereof on the parties’ business and on the interests of various constituents, the length of time that the parties might be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; risks associated with third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate the plan, potential adverse effects on the parties’ liquidity or results of operations; increased costs to execute the reorganization contemplated by the RSA, effects on market price of the Company’s common stock and on the Company’s ability to access the capital markets; and those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings submitted by the Company to the SEC, copies of which may be obtained from the SEC’s website at www.sec.gov or through the Company’s website at www.halconresources.com. Readers should not place undue reliance on any such forward-looking statements, which are made only as of the date hereof. The Company has no duty, and assumes no obligation, to update forward-looking statements as a result of new information, future events or changes in the Company’s expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description of Exhibits
2.1	Plan.

2.2	Disclosure Statement.

99.1	Press release issued by the Company on August 7, 2019.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Plan.

2.2	Disclosure Statement.

99.1	Press release issued by the Company on August 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halcón Resources Corporation

August 7, 2019	By:	/s/ David S. Elkouri
Name: David S. Elkouri
Title: Executive Vice President, Chief Legal Officer